UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2017

LSB INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7677	73-1015226
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 South Pennsylvania Avenue, Oklahoma City, Oklahoma	73107
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (405) 235-4546

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Purchase and Sale Agreement

On May 11, 2017, Zena Energy L.L.C. (“Zena”), an Oklahoma limited liability company which is an indirect, wholly owned subsidiary of LSB Industries, Inc. (the “Company”), entered into a Purchase and Sale Agreement (the “Purchase and Sale Agreement”) with BKV Chelsea, LLC, a Delaware limited liability company (the “Purchaser”).

Under the terms of the Purchase and Sale Agreement, Zena has agreed to sell to the Purchaser substantially all of its assets, including Zena’s right, title, and interest in all of its oil and natural gas properties (the “Properties”) located in Wyoming County, Pennsylvania for a purchase price of $16,250,000, subject to customary adjustments to reflect the operation of the Properties prior to Closing (the “Purchase Price”). Pursuant to the Agreement, Purchaser placed a total of $812,500 in escrow as a performance deposit which will be applied to the Purchase Price at closing or released to the Purchaser, as the case may be, if closing fails to occur and either the Purchaser or Zena terminates the Agreement in accordance with the terms thereof. Upon completion of the sale, the Company will no longer own any material oil and natural gas assets.

The Purchase and Sale Agreement contains customary representations, warranties, covenants and indemnities by the parties thereto, and the closing of the transaction contemplated by the Purchase and Sale Agreement is subject to the satisfaction of certain customary closing conditions as described therein.

The foregoing summary description of the Purchase and Sale Agreement is not complete and is qualified in its entirety by the actual terms of the Purchase and Sale Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

10.1	Purchase and Sale Agreement, dated May 11, 2017 between Zena Energy L.L.C. and BKV Chelsea, LLC. Schedules and exhibits to the Purchase and Sale Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided supplementally to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 15, 2017

LSB INDUSTRIES, INC.

By:	/s/ Mark T. Behrman
Name: Mark T. Behrman
Title: Executive Vice President and Chief Financial Officer